Exhibit 99.1

Bunge Limited Announces Management Changes

WHITE PLAINS, NY – JUNE 2, 2010 – Bunge Limited (NYSE: BG) today announced the following changes to its management team:

•	Archie Gwathmey, co-CEO, Bunge Global Agribusiness (BGA) and Bunge Product Lines (BPL), will retire after a successful 35-year career at the company;

•
Drew Burke, currently co-CEO, BGA and BPL, will assume the newly created role of Bunge Limited Global Operational Excellence Officer and will be responsible for optimizing the company’s efficiency and return on assets;

•	Raul Padilla, currently CEO, Bunge Argentina, will become CEO, BGA and BPL. He will be based in Bunge’s headquarters in White Plains, New York.

Mr. Burke and Mr. Padilla will assume their new roles, effective July 1.  Mr. Gwathmey will assist with the management transition until his official retirement at the end of the year.

Alberto Weisser, Chairman and CEO, stated:  ”During his career at Bunge, Archie has held nearly every position one can in our agribusiness operations and made significant contributions in each.  His leadership has been instrumental in Bunge’s success and its transformation from a regional company into a global leader.  We congratulate Archie on his accomplishments and wish him all the best.

“One of the pillars of Bunge’s corporate strategy is a focus on operational excellence, and the creation of the position of Global Operational Excellence Officer will enable us to drive greater efficiency and enhanced execution throughout our organization.  Based on his experience at BGA and his success managing productivity and quality efforts within Bunge, Drew is the right person to lead this effort.

“Archie and Drew leave a successful business in skilled hands.  Raul brings to his new role nearly 20 years of experience in agribusiness at Bunge and a track record of accomplishment.  As head of Bunge Argentina, he has overseen the company’s growth in one of our most important markets.”

About Bunge Limited

Bunge Limited (www.bunge.com, NYSE: BG) is a leading global agribusiness and food company with approximately 32,000 employees in more than 30 countries. Bunge buys, sells, stores and transports oilseeds and grains to serve customers worldwide; processes oilseeds to make protein meal for animal feed and edible oil products for commercial customers and consumers; produces sugar and ethanol from sugarcane; mills wheat and corn to make ingredients used by food companies; and sells fertilizer in North and South America. Founded in 1818, the company is headquartered in White Plains, New York.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could affect our business and financial performance: industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business, fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.